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                                                                     EXHIBIT 5.1


                        CONSENT OF INDEPENDENT AUDITORS





We consent to the use in Amendment No. 1 to Registration Statement No. 333-49362 on Form S-6 of our report dated November 28, 2000 relating to the statement of condition of Municipal Investment Trust Fund, Intermediate Term Series 415, Defined Asset Funds, and to the reference to us under the heading "How the Fund Works--Auditors" in the Prospectus which is a part of this Registration Statement.



DELOITTE & TOUCHE LLP
New York, NY
November 28, 2000